The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 93.9%	Shares	Value
Accommodation - 0.6%
Civeo Corp.	9,000	$238,140

Broadcasting (except Internet) - 0.2%
Atlanta Braves Holdings, Inc. - Class C (a)	1,694	72,334

Communications Equipment Manufacturing - 0.0% (b)
EchoStar Corporation - Class A (a)	4	468

Computer Systems Design and Related Services - 0.3%
Miami International Holdings, Inc. (a)	2,550	99,246

Data Center Infrastructure - 0.2%
Bolt Data & Energy Inc. (a)(c)	20,000	100,000

Diversified Real Estate Activities - 0.7%
PrairieSky Royalty Ltd.	12,000	277,766

Electric Power Generation, Transmission and Distribution - 3.1%
GE Vernova, Inc.	25	21,823
Hawaiian Electric Industries, Inc. (a)	83,000	1,231,720
		1,253,543

Funds, Trusts, and Other Financial Vehicles - 0.1%
Mesabi Trust	550	17,325

Insurance Carriers - 0.0% (b)
Fairfax Financial Holdings Limited	2	3,404

Machinery Manufacturing - 0.1%
General Electric Co.	100	28,377

Management of Companies and Enterprises - 3.8%
Associated Capital Group, Inc. - Class A	34,300	1,347,990
Fairfax India Holdings Corp. (a)(d)	2,800	44,940
Valterra Platinum Ltd. - ADR	22	311
White Mountains Insurance Group Ltd.	58	127,424
		1,520,665

Media - 0.0% (b)
Toei Animation Co. Ltd.	200	3,270

Mining (except Oil and Gas) - 0.0% (b)
Knife River Corp. (a)	100	8,165

Nonmetallic Mineral Mining and Quarrying - 0.0% (b)
Anglo American PLC - ADR	63	1,362

Nonmetallic Mineral Product Manufacturing - 0.2%
Eagle Materials, Inc.	342	64,792

Offices of Real Estate Agents and Brokers - 4.9%
Landbridge Co. LLC - Class A	28,670	1,979,664

Oil and Gas Extraction - 77.1% (e)
Texas Pacific Land Corp. (f)	65,163	30,923,753

Other Financial Investment Activities - 1.0%
GAMCO Investors, Inc. - Class A	17,000	408,000
Seaport Entertainment Group, Inc. (a)	188	4,038
		412,038

Other Investment Pools and Funds - 0.1%
Urbana Corp.	6,234	43,066
Urbana Corp. - Class A	1,600	9,949
		53,015

Pharmaceutical and Medicine Manufacturing - 0.2%
Galaxy Digital, Inc. - Class A (a)	3,600	66,420

Securities and Commodities Exchanges - 0.1%
TXSE Group, Inc. (a)(c)	1,300	29,900

Support Activities for Mining - 0.1%
Liberty Energy, Inc.	972	27,994

Technology Services and Software - 0.2%
SB Technology, Inc. (a)(c)	5,811	100,007

Water, Sewage and Other Systems - 0.9%
WaterBridge Infrastructure LLC - Class A	14,098	377,685
TOTAL COMMON STOCKS (Cost $4,804,391)		37,659,333

UNIT INVESTMENT TRUSTS - 0.4%	Shares	Value
Grayscale Bitcoin Cash Trust (a)	6,073	20,344
Grayscale Bitcoin Mini Trust ETF (a)	4,884	146,471
Grayscale Bitcoin Trust ETF (a)	60	3,166
Grayscale Litecoin Trust (a)	24	98
TOTAL UNIT INVESTMENT TRUSTS (Cost $213,011)		170,079

EXCHANGE TRADED FUNDS - 0.0%(b)	Shares	Value
iShares Bitcoin Trust ETF (a)	146	5,609
TOTAL EXCHANGE TRADED FUNDS (Cost $5,256)		5,609

WARRANTS - 0.0% (b)	Contracts	Value
Other Investment Pools and Funds - 0.0% (b)
Partners Value Investments LP, Expires 06/30/2026, Exercise Price $2.93 (a)	200	3,846
TOTAL WARRANTS (Cost $4,144)		3,846

TOTAL INVESTMENTS - 94.3% (Cost $5,026,802)		37,838,867
Money Market Deposit Account - 5.9% (g)		2,366,887
Liabilities in Excess of Other Assets - (0.2)%		(92,408)
TOTAL NET ASSETS - 100.0%		$40,113,346

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $229,907 or 0.6% of net assets as of March 31, 2026.

(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of March 31, 2026, the value of these securities total $44,940 or 0.1% of the Fund’s net assets.

(e)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(f)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 3.49%.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

The Kinetics Spin-off and Corporate Restructuring Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$36,081,436	$1,347,990	$229,907	$37,659,333
Unit Investment Trusts	170,079	–	–	170,079
Exchange Traded Funds	5,609	–	–	5,609
Warrants	3,846	–	–	3,846
Total Investments	$36,260,970	$1,347,990	$229,907	$37,838,867

Refer to the Schedule of Investments for further disaggregation of investment categories.

Sector Classification as of March 31, 2026 (% of Net Assets)

Energy	$31,607,198	78.8%
Financials	2,154,285	5.4
Real Estate	1,983,702	4.9
Utilities	1,231,720	3.1
Industrials	288,340	0.7
Materials	91,955	0.3
Communication Services	76,072	0.2
Other Assets in Excess of Liabilities	2,680,074	6.6
	$40,113,346	100.0%